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EXHIBIT 99.1



CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PPOL, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.


Date: July 11, 2003

                                                     /s/ Nobuo Takada
                                                     ----------------
                                                     Nobuo Takada
                                                     Chief Executive Officer



                                                     /s/ Kazushige Shimizu
                                                     ---------------------
                                                     Kazushige Shimizu
                                                     Chief Financial Officer